UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

Midstates Petroleum Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35512 (Commission File Number)	45-3691816 (I.R.S. Employer Identification No.)

321 South Boston, Suite 600 Tulsa, Oklahoma (Address of principal executive offices)	74103 (Zip Code)

Registrant’s telephone number, including area code:  (918) 947-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2015, Midstates Petroleum Company, Inc. (the “Company”) announced that, effective as of March 9, 2015, Frederic (Jake) F. Brace and Alan J. Carr were elected as members of the Board of Directors (the “Board”) of the Company. Mr. Brace will also serve as an employee of the Company.

In addition, on March 4, 2015, Dr. Peter J. Hill notified the Board of his intent to resign from his current position as interim President and Chief Executive Officer immediately following the filing of the Company’s annual report on Form 10-K. Furthermore, Dr. Hill has resigned from the Board effective as of March 9, 2015. Dr. Hill did not resign from the Board due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.  Dr. Hill will remain with the Company in a consulting role following his resignation as interim President and Chief Executive Officer.

Also, on March 4, 2015, current Board members Mary P. Ricciardello, Loren M. Leiker and Robert M. Tichio notified the Company that they intend to resign from the Board prior to March 31, 2015.  None of the foregoing members of the Board have indicated to the Company that their future resignation will be due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

Mr. Brace is not expected to be named to any committees of the Board. There are no understandings or arrangements between Mr. Brace and any other person pursuant to which Mr. Brace was selected to serve as a director.  Mr. Brace does not have any relationships requiring disclosure under Item 404(a) of Regulation S-K. Mr. Brace will not receive any compensation for his service on the Board.

The Board has not at this time made a determination as to which committees Mr. Carr is expected to be named. There are no understandings or arrangements between Mr. Carr and any other person pursuant to which Mr. Carr was selected to serve as a director.  Mr. Carr does not have any relationships requiring disclosure under Item 404(a) of Regulation S-K. As a non-employee director, Mr. Carr will receive compensation in accordance with the Company’s policies for compensating non-employee directors, including any long-term equity incentive awards under the Company’s Long Term Incentive Plan.

On March 9, 2015, the Company issued a press release disclosing, among other matters, the items described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01Regulation FD Disclosure.

On March 9, 2015, the Company issued a press release disclosing, among other matters, the items described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: March 9, 2015	By:	/s/ Nelson M. Haight
	Name:	Nelson M. Haight
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 9, 2015.